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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 July 24, 1995

                               JOSLYN CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



   Illinois                  0-1252               36-3560095
- -----------------  -------------------------- -------------------
(State or other     (Commission File Number)   (I.R.S. Employer
jurisdiction of                               Identification No.)
incorporation)



30 South Wacker Drive, Chicago, Illinois                60606
- ----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)



              Registrant's telephone number, including area code:
                                (312) 454-2900



                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.


            On July 24, 1995, Danaher Corporation ("Danaher") and TK Acquisition Corporation ("TK") filed a complaint in the United States District Court for the Northern District of Illinois Eastern Division seeking to enjoin (i) the application of certain provisions of the Rights Agreement dated as of February 10, 1988, as amended, between the Corporation and The First National Bank of Chicago (the "Rights Agreement"), (ii) the application of certain provisions of the Illinois Business Corporation Act with respect to a proposal by TK to acquire all of the outstanding common stock of the Corporation (the "Tender Offer"), and (iii) the Corporation's commencement of certain other actions which could impede the Tender Offer. DANAHER CORPORATION AND TK ACQUISITION CORPORATION V. JOSLYN CORPORATION ET AL., Civil Action No. 95 C 4245. As provided in the confidentiality agreement dated July 28, 1995, between the Corporation and Danaher attached hereto as Exhibit 99.2 (the "Confidentiality Agreement"), the litigants have agreed to stay temporarily all proceedings in such litigation.

            On July 24, 1995, Kenneth Steiner, an alleged owner of common stock of the Corporation, commenced a putative class action in the County Department
- - Chancery Division of the Circuit Court of Cook County, Illinois, challenging an alleged wrongful refusal by the Corporation and its Board of Directors to consider the Tender Offer. STEINER V. JOSLYN CORPORATION, ET AL. , Civil Action No. 95 CH 06933.

            On July 26, 1995, the Board of Directors of the Corporation resolved to delay the distribution of separate certificates for Rights to Purchase Common Stock of the Corporation granted pursuant to the Rights Agreement until August 17, 1995, or such earlier or later time (prior to the occurence of the Distribution Date (as defined in the Rights Agreement)) as the Board of Directors of the Corporation shall designate.

            On July 26, 1995, the Board of Directors of the Corporation resolved to direct senior management and advisors to meet with Danaher representatives "in order that the Board can have before it full information before stating its position" on the Tender Offer. The related press release dated July 27, 1995, attached hereto as Exhibit 99.1, is hereby incorporated herein by reference. The related Confidentiality Agreement attached hereto as
Exhibit 99.2, is hereby incorporated herein by reference.

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


      (c)   Exhibits.

            99.1      Press Release dated July 27, 1995.

            99.2      Confidentiality Agreement dated July 28, 1995.



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                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          JOSLYN CORPORATION



Date:  July 31, 1995                      By: /s/ L.G. Wolski
                                              ---------------------
                                              L.G. Wolski
                                              Chief Executive Officer



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                                EXHIBIT INDEX



 No.                       Exhibit
- ------      -------------------------------------------------

99.1        Press Release dated July 27, 1995.

99.2        Confidentiality Agreement dated July 28, 1995.






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